UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 12, 2019

THERMO FISHER SCIENTIFIC INC.
(Exact name of Registrant as specified in its Charter)

Delaware	1-8002	04-2209186
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

168 Third Avenue
Waltham, Massachusetts 02451
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (781) 622-1000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	TMO	New York Stock Exchange
Floating Rate Notes due 2020	TMO /20A	New York Stock Exchange
1.500% Notes due 2020	TMO 20A	New York Stock Exchange
2.150% Notes due 2022	TMO 22A	New York Stock Exchange
0.750% Notes due 2024	TMO 24A	New York Stock Exchange
2.000% Notes due 2025	TMO 25	New York Stock Exchange
1.400% Notes due 2026	TMO 26A	New York Stock Exchange
1.450% Notes due 2027	TMO 27	New York Stock Exchange
1.375% Notes due 2028	TMO 28	New York Stock Exchange
1.950% Notes due 2029	TMO 29	New York Stock Exchange
2.875% Notes due 2037	TMO 37	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.                                 ☐  Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

THERMO FISHER SCIENTIFIC INC.

Item 8.01	Other Events.

On September 12, 2019, Thermo Fisher Scientific Inc. (the “Company”) notified the holders of its 4.700% Senior Notes due 2020 (the “2020 Notes”) and its 3.150% Senior Notes due 2023 (the “2023 Notes” and, together with the 2020 Notes, the “Notes”) that it will redeem all of its $300,000,000 aggregate principal amount of the 2020 Notes and $800,000,000 aggregate principal amount of the 2023 Notes, in each case, on September 27, 2019 (the “Redemption Date”). The 2020 Notes will be redeemed at a redemption price equal to the greater of (i) 100% of the principal amount of the 2020 Notes to be redeemed and (ii) the sum of the present values of the remaining scheduled payments of the 2020 Notes to be redeemed discounted to the Redemption Date on a semi-annual basis at a comparable treasury rate plus 15 basis points, plus accrued and unpaid interest on the 2020 Notes to be redeemed, if any, to, but excluding, the redemption date. The 2023 Notes will be redeemed at a redemption price equal to the greater of (i) 100% of the principal amount of the 2023 Notes to be redeemed and (ii) the sum of the present values of the remaining scheduled payments of the 2023 Notes to be redeemed discounted to the Redemption Date on a semi-annual basis at a comparable treasury rate plus 25 basis points, plus accrued and unpaid interest on the 2023 Notes to be redeemed, if any, to, but excluding, the redemption date.

The Company expects to finance the redemptions through the issuance of new debt.

THERMO FISHER SCIENTIFIC INC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THERMO FISHER SCIENTIFIC INC.

Date:	September 12, 2019	By:	/s/ Michael A. Boxer
Michael A. Boxer
Senior Vice President and General Counsel